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                          UNITED STATES DISTRICT COURT
                      FOR THE EASTERN DISTRICT OF WISCONSIN

UNITED STATES OF AMERICA
and the STATE OF WISCONSIN
                                               CIVIL ACTION NO. 03-C-0949

             Plaintiffs,

                  v.

                                               The Honorable Lynn Adelman

P. H. GLATFELTER COMPANY
and
WTM I COMPANY
(f/k/a Wisconsin Tissue Mills Inc.),

             Defendants.

                       AGREED SUPPLEMENT TO CONSENT DECREE

     The Plaintiffs and Defendants in this action have entered into this Agreed Supplement to Consent Decree (the "Agreed Supplement") in order to memorialize an agreement reached in accordance with Subparagraph 98.d of the existing Consent Decree. As explained below, this Agreed Supplement sets forth the Defendants' agreement to commit additional funds for performance of their obligations under the Consent Decree, as envisioned by Decree Subparagraph 98.d. The United States is filing this Agreed Supplement with the Court to make it part of the public record concerning the Consent Decree, but the Court need not take any action on this filing.

     1. The Plaintiffs filed this action on October 1, 2003, alleging that the Defendants are among the parties liable for environmental contamination at the Lower Fox River and Green Bay Site (the "Site") pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sections 9601-9675. At the same time, the United States lodged with the

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Court a proposed Consent Decree between the Plaintiffs and Defendants. After a public comment period, the Court approved and entered the Consent Decree in a Decision and Order dated April 12, 2004.

     2. The Consent Decree requires the Defendants to perform sediment remediation work at the portion of the Site that has been designated as Operable Unit 1 ("OU1"). The Defendants began remedial work, including removing sediment from OU1, in 2004, and the active remediation phase of that response work has not yet been completed. The work is being overseen by the U.S. Environmental Protection Agency ("EPA") and the Wisconsin Department of Natural Resources ("WDNR").

     3. The Defendants are paying for the response work that they are performing in OU1 using funds deposited in a dedicated escrow account established under the Consent Decree (the "Escrow Account"). If EPA, in consultation with WDNR, determines at any time that the funds remaining in that Escrow Account are not sufficient to finance the completion of the response work, EPA has certain rights that can lead to termination of the Consent Decree. As an alternative to that course of action, Consent Decree Subparagraph 98.d affords the Defendants an opportunity to "deposit additional funds in the Escrow Account, in order to avoid an Insufficiency Determination."

     4. The Plaintiffs recently notified the Defendants that EPA was considering making a formal finding that the fund balance remaining in Escrow Account was likely to be insufficient to fund the completion of the response work. The parties have agreed to address that potential shortfall in the Escrow Account as set forth in the following Paragraph.


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     5. In accordance with Consent Decree Subparagraph 98.d, the parties hereby agree that the Defendants shall deposit additional funds in the Escrow Account established under the Consent Decree, as follows:

          a. Defendant WTM I Company ("WTM I") shall deposit an additional $6 million in the Escrow Account. That total amount shall be paid in three equal installments: (i) $2 million shall be payable on or before April 10, 2007; (ii) an additional $2 million shall be payable on or before July 10, 2007; and (iii) the final $2 million shall be payable on or before January 10, 2008. All three payments shall be deposited in a separate sub-account within the Escrow Account (the "WTM I Sub-account"), so that those funds can be distinguished from the other funds in the Escrow Account (the "Existing Funds").

          b. By no later than April 10, 2007, Defendant P.H. Glatfelter Company ("Glatfelter") shall obtain a $6 million irrevocable letter of credit payable to the Escrow Account. The irrevocable letter of credit shall be issued by a financial institution that has the authority to issue letters of credit and whose letter of credit operations are regulated and examined by an agency of the United States Government. The financial institution shall have surplus and reserves in excess of $500 million. The irrevocable letter of credit shall identify EPA as the beneficiary and the full $6 million shall immediately be payable to the Escrow Account: (i) at any time before April 10, 2008, upon EPA's written certification that the Existing Funds balance in the Escrow Account is below $2 million (by a letter in the form attached hereto as Exhibit A); or (ii) on April 10, 2008, if payment has not already been made by that date. The payment under the irrevocable letter of credit shall be deposited in a separate sub-account within the Escrow Account (the


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     "Glatfelter Sub-account"), so that those funds can be distinguished from the Existing Funds. At least five business days before finalizing the letter of credit, Glatfelter shall afford the Plaintiffs and WTM I an opportunity to review the proposed letter of credit to assess whether it conforms to the requirements of this Subparagraph. Notwithstanding the requirement that the letter of credit be irrevocable, at any time prior to payment under the irrevocable letter of credit, Glatfelter may deposit $6 million into the Glatfelter Sub-account," at which time, Glatfelter may cancel the letter of credit.

          c. The Defendants shall direct the Escrow Account manager as follows:
     All Existing Funds shall be exhausted before disbursement of any amounts from the separate sub-accounts established and funded under the preceding Subparagraphs of this Agreed Supplement. After the Existing Funds are exhausted, the WTM I and Glatfelter Sub-accounts shall each be drawn upon in equal amounts, on a 50/50 basis, to pay for response work.

          d. The parties hereby agree that the additional funds to be paid into the Escrow Account under the preceding Subparagraphs of this Agreed Supplement fall within the definition of the "OU1 Response Activities and Costs" specified by Consent Decree Subparagraph 83.b.

     6. Pursuant to Consent Decree Section XXX (Retention of Jurisdiction), the Court has jurisdiction to enforce compliance with the terms of this Agreed Supplement because the Court retained jurisdiction over both the subject matter of the Consent Decree and the Settling Defendants for the duration of the performance of the terms and provisions of the Consent Decree for the purpose of enabling any of the parties to apply to the Court at any time for such further order, direction, and relief as may be necessary or appropriate for the construction or


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modification of the Consent Decree, or to effectuate or enforce compliance with its terms, or to resolve disputes in accordance with Consent Decree Section XX (Dispute Resolution).

     IT IS SO STIPULATED AND AGREED.


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Signature Page for Agreed Supplement to Consent Decree in United States and the
State of Wisconsin v. P.H. Glatfelter Company and WTM I Company, Case No. 03-C-0949 (E.D. Wis.)

                                       FOR THE UNITED STATES OF AMERICA

                                       MATTHEW J. McKEOWN
                                       Acting Assistant Attorney General
                                       Environment and Natural Resources
                                       Division


3/28/07                                /s/ Randall M. Stone
Date                                   -----------------------------------------
                                       RANDALL M. STONE
                                       Senior Attorney
                                       Environmental Enforcement Section
                                       U.S. Department of Justice
                                       P.O. Box 7611
                                       Washington, DC 20044-7611

                                       Phone: (202) 514-1308
                                       Fax: (202) 616-6584
                                       E-Mail: Randall.Stone@USDOJ.GOV

                                       STEVEN M. BISKUPIC
                                       United States Attorney

                                       MATTHEW V. RICHMOND
                                       Assistant United States Attorney
                                       Eastern District of Wisconsin
                                       U.S. Courthouse and Federal Building -
                                       Room 530
                                       517 E. Wisconsin Avenue
                                       Milwaukee, WI 53202


3/26/07                                /s/ Richard Murawski
Date                                   -----------------------------------------
                                       RICHARD MURAWSKI
                                       Associate Regional Counsel
                                       U.S. Environmental Protection Agency
                                       Region 5
                                       77 West Jackson Boulevard
                                       Chicago, IL 60604


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Signature Page for Agreed Supplement to Consent Decree in United States and the
State of Wisconsin v. P.H. Glatfelter Company and WTM I Company, Case No. 03-C-0949 (E.D. Wis.)

                                       FOR THE STATE OF WISCONSIN


3/26/07                                /s/ Bruce Baker
Date                                   -----------------------------------------
                                       BRUCE BAKER
                                       Deputy Administrator, Division of Water
                                       Wisconsin Department of Natural Resources
                                       101 South Webster Street
                                       Madison, WI  53703


3/27/07                                /s/ Jerry L. Hancock
Date                                   -----------------------------------------
                                       JERRY L. HANCOCK
                                       Assistant Attorney General
                                       Wisconsin Department of Justice
                                       17 West Main Street
                                       Madison, WI 53702


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Signature Page for Agreed Supplement to Consent Decree in United States and the
State of Wisconsin v. P.H. Glatfelter Company and WTM I Company, Case No. 03-C-0949 (E.D. Wis.)


                                       FOR P. H. GLATFELTER COMPANY


3/28/07                                Signature: /s/ Jeffrey J. Norton
Date                                              ------------------------------
                                       Name (print): Jeffrey J. Norton
                                       Title: Vice President, General Counsel
                                              and Secretary
                                       Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------


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Signature Page for Agreed Supplement to Consent Decree in United States and the
State of Wisconsin v. P.H. Glatfelter Company and WTM I Company, Case No. 03-C-0949 (E.D. Wis.)

                                       FOR WTM I COMPANY


March 27, 2007                         Signature: /s/ J.P. Causey Jr.
Date                                              ------------------------------
                                       Name (print): J.P. Causey Jr.
                                       Title: Vice President
                                       Address: WTM I Company
                                                Box 2350
                                                Richmond, VA 23218-2350


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EXHIBIT A TO AGREED SUPPLEMENT TO CONSENT DECREE
(PRESCRIBED FORM OF LETTER DIRECTING PAYMENT UNDER LETTER OF CREDIT BEFORE APRIL 10, 2008)

                                     [Date]

[Name and Address of Letter of Credit Issuer]

     Payment Directive Under Letter of Credit No. ________________

Sir or Madam:

     I am writing in my capacity as the authorized representative of the U.S. Environmental Protection Agency ("EPA"), the designated beneficiary under the above-referenced letter of credit. The letter of credit was established pursuant to an "Agreed Supplement to Consent Decree" in the case captioned United States and the State of Wisconsin v. P.H. Glatfelter Co. and WTM I Co., Case No. 03-C-949 (E.D. Wis.), and Subparagraph 5.b of that Agreed Supplement to Consent Decree specified certain conditions for requesting payment under the letter of credit before April 10, 2008.

     EPA hereby certifies that the conditions for payment under Subparagraph 5.b of the Agreed Supplement to Consent Decree have been satisfied, and EPA therefore directs your institution to pay the full amount due under the letter of credit ($6,000,000.00), as specified herein. Payment should be made by wire transfer in accordance with the following payment instructions:

     Payment Amount: $6,000,000.00

     Payee:          Fox River OU1 Escrow Account
                     c/o Deutsche Bank Trust Company Americas
                     Account No. 252080

     [insert wire transfer instructions]


                                       -----------------------------------------
                                       Superfund Division Director
                                       U.S. Environmental Protection Agency,
                                       Region 5

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                             CERTIFICATE OF SERVICE

     Pursuant to Paragraph 124 of the Consent Decree in this action, I hereby certify that copies of the foregoing Agreed Supplement to Consent Decree were served on this date by first-class mail, postage prepaid, upon the following individuals:

Nancy K. Peterson
Quarles & Brady LLP
411 East Wisconsin Avenue, Suite 2040
Milwaukee, WI 53202-4497

J.P. Causey Jr.
Vice President & Corporate Secretary
WTM I Company
c/o Chesapeake Corporation
1021 E. Gary Street
Box 2350
Richmond, VA 23218-2350

Patrick H. Zaepfel
Meyer, Unkovic & Scott, LLP
110 East King Street
Lancaster, PA 17602

David G. Mandelbaum
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Jerry L. Hancock
Assistant Attorney General
Wisconsin Department of Justice
P.O. Box 7857
Madison, WI 53707-7857

Matthew V. Richmond
Assistant United States Attorney
Eastern District of Wisconsin
U.S. Courthouse and Federal Building - Room 530
517 E. Wisconsin Avenue
Milwaukee, WI 53202

Richard Murawski
Associate Regional Counsel (C-14J)
U.S. Environmental Protection Agency
77 W. Jackson Blvd.
Chicago, IL 60604

Douglas P. Dixon and Joshua Epstein
U.S. Environmental Protection Agency
Ariel Rios Building - Mail Code 2272A
1200 Pennsylvania Avenue, N.W.
Washington, DC 20460


Dated: March 29, 2007                    s/ Randall M.  Stone
                                         ---------------------------------------